1 © 2014 W. R. Grace & Co. Rediscover Grace Investor Day March 19, 2014 New York City

2 © 2014 W. R. Grace & Co. Disclaimer Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions, the cost and availability of raw materials and energy, the effectiveness of its research and development and growth investments, acquisitions and divestitures of assets and gains and losses from dispositions, developments affecting Grace's funded and unfunded pension obligations, its legal and environmental proceedings, costs of compliance with environmental regulation and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as the date thereof. Grace undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement. Non-GAAP Financial Terms These slides contain certain “non-GAAP financial terms” which are defined in Appendix VII. Reconciliations of non-GAAP terms to the closest GAAP term (i.e., net income) are provided in Appendix VIII.

3 © 2014 W. R. Grace & Co. Agenda Time Topic Speaker 8:00 Welcome and Introductions Mark Sutherland 8:05 Rediscover Grace Fred Festa 8:40 Strong Performance – Disciplined Investment Hudson La Force 9:10 Break 9:30 How We Grow – How We Win Greg Poling 10:15 Why Invest Fred Festa 10:20 Q & A Fred Festa

4 © 2014 W. R. Grace & Co. Today’s Objectives  Re-introduce Grace to investors and analysts  Review our framework for shareholder value creation  Outline our key growth strategies

5 © 2014 W. R. Grace & Co. Fred E. Festa Chairman & Chief Executive Officer Rediscover Grace

6 © 2014 W. R. Grace & Co. Rediscover Grace  What We Manage For You  ROIC Focus Drives Shareholder Value  Our Accomplishments  Going Forward  Why Invest

7 © 2014 W. R. Grace & Co. What We Manage for You: a High-value, High-margin Portfolio Serving Diverse Industries  Refining Catalysts  Specialty Catalysts  Advanced Refining Technologies (ART) JV  Industrial  Consumer  Coatings  Pharmaceutical  Packaging  Specialty Construction Chemicals  Specialty Building Materials  $1.1 billion  40.1%  $382 million  34.0%  = corporate average  $0.9 billion  34.6%  $213 million  24.3%  > corporate average  $1.1 billion  36.0%  $184 million  17.3%  > corporate average Portfolio Sales Gross margin Adj EBITDA Adj EBITDA margin Adj EBIT ROIC  Oil refining  Polyolefins  Petrochemicals  Engineered Materials  Discovery Sciences  Packaging Technologies  Commercial  Infrastructure  Residential Catalysts Technologies Materials Technologies Construction Products Product Lines Industries 2013 Financial Highlights Segments

8 © 2014 W. R. Grace & Co. Why We Like These Businesses – and Why You Should  Strong strategic market and technology positions  Technology highly valued by our customers  Solid long-term growth potential  Strong free cash flow performance  High return on invested capital Products and technical services vital to our customers’ success Portfolio

9 © 2014 W. R. Grace & Co. Core Competencies Core Competencies Drive Our Growth and Returns on Invested Capital Grow core franchises in big, global markets Differentiate products at the customer level Build capabilities in emerging markets Drive productivity by reducing complexity and cost of poor quality (COPQ) Strategies Portfolio Invest our cash flow to drive growth and returns Capital Allocation

10 © 2014 W. R. Grace & Co. Adjusted EBIT ROIC increased to 27% in 2013 from 15% in 2003 ROIC Focus Drives Shareholder Value Shareholder Value Model Return on Invested Capital (ROIC) Growth Cash Flow Profitability

11 © 2014 W. R. Grace & Co. We Accomplished Much in the Last 10 Years  Grew the business 60% • Upgraded the portfolio, including 22 acquisitions and 6 divestitures • Tripled sales in emerging regions  Improved profitability, cash flow and ROIC  Reduced complexity and bureaucracy to drive productivity and speed  Upgraded talent  Resolved our liabilities  Preserved and created shareholder value Accomplishments

12 © 2014 W. R. Grace & Co. We Grew Our Business  Entered new markets and applications that are growing faster than our base, for example: • Emerging regions: 12% compound annual growth • Polypropylene catalysts: >$200 million business in less than 5 years  Developed new products to address marketplace needs, for example: • FCC catalysts: low-to-no rare earth catalysts • Discovery Sciences: silica materials into pharma applications  Made smart bolt-on acquisitions in all three segments • 22 acquisitions from 2003 through 2013 Accomplishments

13 © 2014 W. R. Grace & Co. We Grew Double Digits in the Emerging Regions Sources: IMF, Euromonitor, IHS Global Insight, Global Construction Outlook, Goldman Sachs Global Economics Paper No. 170, Grace internal estimates Rapid Development in Emerging Regions  Growing more than 2.5x advanced economies  Shift in manufacturing and refining capacity  Compared with advanced economies, emerging regions represent significant growth due to: • <33% per capita oil consumption • <20% plastics usage • <25% ready mix penetration Accomplishments Emerging regions sales grew 12% per year from 2003 to 2013 24% 6% 6% 21% 12% 31% Western Europe Africa Asia Pacific Latin America Eastern Europe North America Middle East $3.06 billion 2013 Grace Sales Percent of Sales 389 1157 21.0% 37.8% 0% 10% 20% 30% 40% $0 $250 $500 $750 $1,000 $1,250 2003 2013 Emerging Region Sales (MM)

14 © 2014 W. R. Grace & Co. Net Sales ($MM) Adjusted Free Cash Flow ($MM) Adjusted EBIT ROIC 14.6% 27.4% 0% 10% 20% 30% 40% 2003 2013 43 430 $0 $100 $200 $300 $400 2003 2013 Segment Gross Margin Adjusted EBITDA ($MM) 252 674 13.6% 21.9% 0% 5% 10% 15% 20% 25% $0 $200 $400 $600 $800 2003 2013 Adjusted EBITDA Margin * Excludes sales from ART JV which was deconsolidated in December 2009. We Improved Our Financial Performance 1848 3061 29.7% 37.1% 0% 10% 20% 30% 40% $0 $1,000 $2,000 $3,000 2003* 2013 excluding UNIPOL® PP acquisition 37.4% Accomplishments

15 © 2014 W. R. Grace & Co. We Reduced Complexity and Bureaucracy Accomplishments  One Grace: three business segments with globally integrated functional organization  All businesses now organized by global product line  Increased focus on technology development  Investments in Incubator for new Grace-wide initiatives  Established global hubs: North America, Europe, Latin America, Asia  Investing to transform processes into one global simple standard

16 © 2014 W. R. Grace & Co. We Resolved Our Liabilities  Funded the asbestos trusts  Negotiated cash settlement of the warrant  Fully paid pre-petition debt and other liabilities with interest  Funded and de-risked our pension obligations  Current balance sheet is clean and strong Accomplishments

17 © 2014 W. R. Grace & Co. We Preserved and Created Shareholder Value  Strong Board provided valued leadership  Stayed focused on running and improving the business  Management incentives well aligned with shareholders -164 561 -250 0 250 500 750 2003 2013 Shareholders’ Equity ($MM) 0.17 7.68 0 2 4 6 8 2003 2013 Market Capitalization* ($B) * at December 31 Accomplishments

18 © 2014 W. R. Grace & Co. 1. The above chart assumes the investment of $100 on December 31, 2008, and the immediate reinvestment of all dividends. 2. Financial peer group includes: Albemarle, BASF, Cytec, Dow, Du Pont, FMC, International Flavors & Fragrances, Rockwood, RPM and Valspar. Total Shareholder Return >1500% in the Last 5 Years Total Shareholder Return $100 $425 $588 $769 $1,126 $1,656 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2008 2009 2010 2011 2012 2013 Grace Peer Group Average S&P 500 Index S&P Specialty Chem Index Total Shareholder Return 1-yr 3-yr 5-yr Grace 47% 181% 1556% Peer Group Average 31% 70% 295% S&P 500 Index 32% 57% 128% S&P Specialty Chem Index 32% 61% 184% Grace has been a top performing investment during the previous 1-year, 3-year and 5-year periods Accomplishments

19 © 2014 W. R. Grace & Co. What You Can Expect Going Forward (2014–2018) We will continue to drive shareholder value:  Sales growth: 1.5X GDP, 2X GDP in growth products  Gross margin: 38-40% gross margin  Adjusted EBIT growth: 8-10% per year  Adjusted Free Cash Flow: >$400 million per year  Expected share repurchase: based on capital allocation process (1-5% per year)  Adjusted EBIT ROIC: >30% We maintain our operational intensity by focusing on our opportunities: How Good Can We Be Going Forward Return on Invested Capital (ROIC)

20 © 2014 W. R. Grace & Co. We Will Invest More in Our Businesses  Growth trends continue to be favorable • Economic efficiency • Emerging region growth • Global environmental standards • North American shale oil • North American construction spending  Significant opportunities to grow current portfolio • New refinery, polyolefin and other process catalysts • Zeolites into engineered materials • Silicas into pharmaceuticals and construction products  More internal investment opportunities today than in the past 5 years Going Forward

21 © 2014 W. R. Grace & Co. Focused Growth Programs Projected Annual Growth Risk Return FCC – Invest to maintain #1 position 3-4% Hydroprocessing – Invest to improve position 6-8% Polyolefins – Catalysts and Licensing 6-8% New Product Incubation – Adjacent markets and / or technologies >10% Discovery Sciences >10% Waterproofing / Specialty Building Materials technologies 6-8% Internal Investment Focused on Programs with Higher than Average Margins and Growth High Medium Going Forward

22 © 2014 W. R. Grace & Co. We Will Continue to Pursue Smart Bolt-on Acquisitions  Post-emergence we can be more agile • Able to proactively initiate discussions / strategies  Focused on existing portfolio; no new legs  Investment criteria based on: • Strategic fit (technology, market access) • Scalability and global application • Hard cost and capital synergies • Risk-adjusted return  Investment criteria can be widened for specific opportunities Attractive investments exist within each segment Going Forward

23 © 2014 W. R. Grace & Co. Long-term Drivers of Profitability Remain Strong New Applications Emerging Regions Pricing Productivity Market Growth 2008 Ea rn in g s g ro w th 2005 2013 2018P projected Note: chart is illustrative Going Forward New Applications Emerging Regions Pricing Productivity Market Growth Adjusted EBIT growth of 8-10% per year driven by sales growth and margin improvement

24 © 2014 W. R. Grace & Co. Why You Should Like These Businesses Going Forward  Stronger focus on growth for the next level of value creation  Margin expansion through new applications, pricing and productivity  High returns on invested capital  Strategic and financial flexibility Why Invest © 2014 W. R. Grace & Co.

25 © 2014 W. R. Grace & Co. Hudson La Force Senior Vice President & Chief Financial Officer Strong Performance – Disciplined Investment

26 © 2014 W. R. Grace & Co. Today’s Discussion  Financial Track Record  High ROIC: an Operating and Investment Priority  Capital Allocation Approach  Five-year Financial Framework  Clean, Strong Balance Sheet Why Invest

27 © 2014 W. R. Grace & Co. Net Sales* ($MM) Adjusted Free Cash Flow ($MM) Adjusted EBIT ROIC 23.3% 29.8% 37.7% 38.9% 27.4% >30% 0% 10% 20% 30% 40% 2009 2010 2011 2012 2013 2014O 397 246 278 421 430 >400 $0 $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014O Segment Gross Margin Adjusted EBITDA ($MM) 379 478 633 677 674 805- 765 13.4% 17.9% 19.7% 21.5% 22.0% ~23% 0% 5% 10% 15% 20% 25% $0 $200 $400 $600 $800 2009 2010 2011 2012 2013 2014O Adjusted EBITDA Margin * Excludes ART JV deconsolidated in December 2009 and rare earth surcharges of $280 million, $110 million and $15 million in 2011, 2012 and 2013, respectively. Solid Financial Performance 2590 2675 2932 3046 3047 3400- 3300 34.1% 35.3% 36.2% 37.0% 37.1% ~38% 0% 10% 20% 30% 40% $0 $1,000 $2,000 $3,000 $4,000 2009 2010 2011 2012 2013 2014O

28 © 2014 W. R. Grace & Co.  Adjusted EBIT ROIC projected to be >30% in 2014 from 23% in 2009  ~$1.5 billion invested during this time, including $500 million for UNIPOL® PP business High ROIC: An Operating and Investing Priority Growth: ~1.5X GDP  Organic Sales Growth  New Product Commercialization  Emerging Region Penetration  Bolt-on Acquisitions Adjusted Free Cash Flow: >$400 million/year  Net Working Capital Days Profitability: 38–40% Gross Margin  Value Pricing  Mix Improvement  Productivity Return on Invested Capital (ROIC)

29 © 2014 W. R. Grace & Co. High ROIC: Disciplined Capital Allocation Approach Activity Objectives  Establish long term sales, earnings and cash flow targets  Determine R&D and plant maintenance requirements  Identify growth and productivity investment opportunities  Confirm leverage targets and liquidity requirements  Set pension funding strategy  Update company and business segment valuations  Prioritize highest return investments above risk-adjusted return requirement  Dynamically manage capital allocation as conditions change and opportunities arise Step 1 Step 2 Step 3 Annual business planning Corporate financial planning Capital allocation decisions Investments Acquisitions Share Repurchases

30 © 2014 W. R. Grace & Co. High Return Opportunities for Capital Allocation Growth and Productivity Investments Smart Bolt-on Acquisitions Share Repurchases Capital allocation focused on the highest expected return opportunities  Typically our best opportunities  High return projects in each segment  Large projects with returns >2x WACC  Small bolt-ons: Returns as good as internal investments  Larger bolt-ons: Returns above risk- adjusted return requirement  Framed as an investment opportunity with an expected return requirement  Settling warrant equivalent to repurchasing 10MM shares at $66/share

31 © 2014 W. R. Grace & Co. Capital Investments Acquisitions ~ 5–7% of sales High return opportunities in each segment Bolt-on opportunities with returns above risk adjusted requirements Investing to Grow Top Line and Increase Total Shareholder Return: 2014 – 2018 View $490 million by February 2015  Operating Cash Flow >$600 million per year  Additional Leverage 2X-3X Adjusted EBITDA Reinvest in the business: ~$1-2 billion $500 million within 12-24 months Cash settle warrant Share repurchases Return cash to shareholders: >$2 billion

Five-year Financial Framework

Metric	2014 Outlook	2014 – 2018 Framework	Drivers
Sales	7-11%	1.5X GDP plus pricing	• New product commercialization • Construction recovery • Emerging regions
Segment Gross Margin	37-39%	38-40%	• Value pricing • Mix improvement • Productivity
Adjusted EBITDA	~23%	23-24%	• Operating leverage • Productivity
Cash tax rate	~10%	10-15%	• NOLs, warrant settlement • Tax planning
Adjusted Free Cash Flow	>$400 M	>$2 B cumulative over 5 years	• Earnings growth • Tight working capital management • Disciplined capital investment
Adjusted EBIT ROIC	>30%	>30%	• Earnings growth • Disciplined capital allocation
Return of cash to shareholders	$250-500 M	>$2 B cumulative over 5 years	• Share valuation • Operating cash flow • Additional leverage

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Margin Improvement Through Productivity and Mix

Improve gross margins 300 bps in 5 years


30%
37%
40%
2003
2013
2018

Drive Productivity – 100 bps

- Optimize manufacturing investments
- Reduce COPQ
- Use global process improvement

Improve Mix – 100 bps

Grow High Margin Businesses

- PE / PP catalysts
- PP licensing
- New FCC catalysts
- Discovery Sciences
- SBM specialties

Refresh Products – 100 bps

- Product differentiation through technology to improve performance
- Re-formulate to deliver value

Second wave productivity initiatives provide opportunities for additional margin expansion

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34 © 2014 W. R. Grace & Co. Second Wave Productivity Programs Target Enterprise-wide Optimization 200 600 1300 Annual Spend ($MM) $2100 million Raw Materials Fixed Costs Logistics  Developing investment strategy to optimize manufacturing and drive out cost of poor quality  Improving capabilities to support robust global processes:  Advanced Process Optimization  Sales & Operations Planning  Order-to-cash cycle  Potential investment: $30-80 million  Potential return: TBD  1.0% improvement = $21 million

35 © 2014 W. R. Grace & Co. Strong, Clean Balance Sheet  Balance sheet is moderately levered and clean • Gross debt of ~$2.0 billion • Net debt to Adjusted EBITDA: ~2.6X • Asbestos PI fully resolved • Asbestos PD resolved with no probable additional liability  Pension plans have been significantly de-risked • US, UK and Canada defined benefit plans ~100% funded • Glide path de-risking strategy in place • German plan pay-as you go  Low cash tax rate expected to continue into 2018 • $670 million of NOLs generated at emergence • $490 million Federal tax deduction available at warrant settlement • Other tax attributes extend low cash tax rate into 2018 Prioritize operating risk-taking over financial risk-taking

36 © 2014 W. R. Grace & Co. Why You Should Like These Businesses  Strong strategic positions in attractive industries  Superior investment opportunities that deliver high ROIC  Ongoing opportunities for margin improvement  Efficient manufacturing platform; tight working capital management  Strategic and financial flexibility  Smart shareholders who understand our business and help us think critically Why Invest

37 © 2014 W. R. Grace & Co. Gregory E. Poling President & Chief Operating Officer Meeting Our Growth Objectives: How We Grow How We Win

38 © 2014 W. R. Grace & Co. How We Grow – How We Win  Our Portfolio  Catalysts Technologies  Materials Technologies  Construction Products  Why Invest

39 © 2014 W. R. Grace & Co. ROIC Focus Drives Shareholder Value Return on Invested Capital (ROIC) Growth: ~1.5X Global GDP Adjusted Free Cash Flow: >$400 million /year Profitability: 38-40% Gross Margin

40 © 2014 W. R. Grace & Co. We Invest in Growth by Deploying Our Assets for Highest Return Opportunities  Base Demand Growth  Emerging Regions Growth  New Product Commercialization  Market Adjacencies  Bolt-on Acquisitions Assets  Leading Technology  Global Operations  Dedicated Sales and Technical Service  Business-focused R&D Talent, Technology and Trust are critical in winning with customers

41 © 2014 W. R. Grace & Co. What We Manage for You:  Refining Catalysts  Specialty Catalysts  Advanced Refining Technologies (ART) JV Catalysts Technologies  Engineered Materials  Discovery Sciences  Packaging Technologies  Specialty Construction Chemicals  Specialty Building Materials Materials Technologies Construction Products Product Lines Industries a High-value, High-margin Portfolio Serving Diverse Industries  Oil Refining  Polyolefins  Petrochemicals and Biochemicals  Supports and Licensing  Industrial  Consumer  Coatings  Pharmaceutical  Packaging  Commercial  Infrastructure  Residential

42 © 2014 W. R. Grace & Co. Grace’s Core Material Science and Formulation Expertise Construction Products 34% Catalysts Technologies Materials Technologies Construction Products Engineered Materials Packaging Technologies Specialty Construction Chemicals Specialty Building Materials Refining Catalysts Specialty Catalysts Discovery Sciences Grace is Built on Core Material Science, Formulation Expertise, Common Process Capabilities and Shared Assets Silica Alumina Silica / Alumina (Zeolites) Metals Adhesives Films & Membranes Closures Sealants Additives Chemicals Silicas: Gel Colloidal Precipitated Molecular Sieves Shared Processes: Six Sigma®, Supply Chain, S&OP Process Manufacturing Formulation Capabilities

43 © 2014 W. R. Grace & Co. New Technology to Represent Greater Share of Future Growth New Technology Represents Greater Share of Growth 18% All Other Revenue All Other Revenue New Technology New Technology New Technology 20-30% 25-30% CAGR 7% CAGR 17% All Other Revenue 2013 $3.1 B 4.3% CAGR 2009 $2.6 B 2018 >$4 B >5% CAGR Revenue New Technology Growth

Margin Improvement Through Productivity and Mix

Improve gross margins 300 bps in 5 years



30%
37%
40%
2003
2013
2018

Drive Productivity – 100 bps

- Optimize manufacturing investments
- Reduce COPQ
- Use global process improvement

Improve Mix – 100 bps

Grow High Margin Businesses

- PE / PP catalysts
- PP licensing
- New FCC catalysts
- Discovery Sciences
- SBM specialties

Refresh Products – 100 bps

- Product differentiation through technology to improve performance
- Re-formulate to deliver value

Second wave productivity initiatives provide opportunities for additional margin expansion

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GRACE

We Are Making Capacity Investments in Faster Growing Markets

- Integrated Supply Chain
- Investing new capital

Europe
Germany
Polyolefin catalysts capacity expansion

Americas
North America
- Acquisition - UNIPOL® PP licensing and catalysts business
- Polyolefin catalysts capacity expansion
- Silica gel expansion

Brazil
- Concrete admixtures acquisition (Rheoset)



Asia
China
- Refining catalyst plant acquisition to supply local demand
- Waterproofing products acquisition; new manufacturing facility

Australia
Waterproofing coatings technologies and materials acquisition

Middle East
Kuwait
ART equity investment in Kuwait Catalyst Co.

Abu Dhabi
Planned catalyst plant sized for regional requirements

★ Global Headquarters
★ Regional Headquarters
● Manufacturing [87]
● R&D / Technical Service Sites [40]
○ Manufacturing & R&D / Technical Service Sites [26]
● Licensing

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46 © 2014 W. R. Grace & Co. $3.8 $5.5 $6.7 Polymer Catalysts Market 4-5% CAGR Refining Catalysts Market 2-4% CAGR Catalysts Technologies © 2014 W. R. Grace & Co. Petrochemical Catalysts Market 2-3% CAGR $16 billion market 2013 Financial Highlights  $1.1 billion sales  40.1% Gross margin  $382 million Adjusted EBITDA  34.0% Adjusted EBITDA margin

47 © 2014 W. R. Grace & Co. FCC Catalysts – Volume Growth Through Increased Demand Demand for transportation fuel:  Global demand for transportation fuels growing ~2-3% annually Refining capacity, crude slate, regulation:  60+ new FCC units planned through 2018, primarily resid focused  Heavier feedstocks to grow ~5% annually, primarily in emerging regions  Environmental regulation and legislation Demand for petrochemical feedstocks:  Growth in emerging regions driving demand for propylene  FCC units a primary source of propylene supply Change in complexity of feedstocks Demand growth driving tighter FCC supply conditions 0 10 20 30 40 50 60 70 2008 2015 2020 2025 OECD Non-OECD Quadrillion BTU Non-OECD demand to grow at higher rate Source: US Energy Information Agency, International Energy Outlook, September 2011 Demand for Transportation Fuels Developed (OECD) Developing (non - OECD) 3.5% CAGR

Catalysts Technologies

Value Growth through New Product Development

Application	Market Dynamic	Technology Challenges	Offerings
 FCC	▪ Shale: growing portion of North American crude diet ▪ Heavy resid processing, primarily in Middle East and Asia ▪ Growth in resid-to-propylene applications, primarily Asia	▪ Heavy crudes ▪ Contaminants ▪ Activity ▪ Selectivity ▪ Stability	▪ ACHIEVE® family of FCC catalysts – shale ▪ Midas® GOLD FCC catalysts – heavy resid
 HPC	▪ Heavy resid treating and conversion ▪ Growing demand for low-sulfur diesel fuel ▪ Investment in hydrocrackers	▪ Heavy crudes ▪ Contaminants ▪ Activity ▪ Selectivity ▪ Stability	▪ ICR® catalyst systems for hydrocracking and fixed bed resid hydrotreating ▪ SmART Catalyst System® for ultra-low sulfur diesel production
 Specialty Catalysts	▪ Population growth ▪ Increased consumer consumption – emerging economies ▪ Substitution of other materials ▪ Feedstock cost position	▪ Strength ▪ Flexibility ▪ Clarity ▪ Processability	▪ MAGNAPORE® chromium PE catalysts ▪ CONSISTA® 6th generation non-phthalate PP catalysts ▪ UNIPOL® Polypropylene Process technology

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© 2014 W. R. Grace & Co.

Example: UNIPOL® PP Acquisition Provided Leadership Position in PP Catalysts and Licensing

UNIPOL® PP Update

- Delivering cost and operational synergies
- Key personnel and know-how retained
- Seamless functional integration
- Strong cultural fit
- PetroChina Sichuan unit start-up: March



Polypropylene Catalysts

- PP demand growing >GDP
- PP process technology licensing creates catalyst market
- PP catalysts are:
  - Process specific
  - Impart polymer performance characteristics
  - Driver for polymer differentiation
  - Driver for process differentiation

2012 Polypropylene Catalyst Market


Grace
20%
LyondellBasell (Spheripol®)
42%
$500 million market
9%
Lummus (Novolen®)
8%
Ineos (Innovene®)
21%
Others

Sources: Company estimates; Chemical Marketing Resources, Inc.

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Catalysts Technologies Portfolio Strength

	Application*	2008	2014
REFINERY	FCC	★	★
	HPC EB Resid	★	★
	HPC FB Resid	★	★
	HPC Distillate	○	◉
	HPC Hydrocracking	○	●
SPECIALTY	Polyethylene (PE) Catalyst	★	★
	PE Catalyst Support	★	★
	Polypropylene (PP) Catalyst	○	★
	PP Process Technology Licensing	---	★
	PE / PP Single Site Catalyst	○	●
	Chemical Catalysts	○	◉
FUTURE	Zeolite Technology	★	★
	Biofuels Catalysts	---	○
	MTO Catalysts	---	○

★ Market Leader ● Strong Position ○ Developing Position

* HPC applications served through the company's Advanced Refining Technologies (ART) joint venture.

A strong portfolio getting stronger with a more diversified earnings base.



Segment EBIT ($mm)
33%
67%
~16% CAGR
27%
73%
~8-9% CAGR
~40%
~60%
2008
2013
2018P
Refining Catalysts
Specialty Catalysts

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51 © 2014 W. R. Grace & Co. Materials Technologies $ 3.8 $ 1.2 $ 4.7 $9.7 billion market Packaging Technologies Market 2% CAGR Discovery Sciences Market 5% CAGR Engineered Materials Market 4% CAGR 2013 Financial Highlights  $0.9 billion sales  34.6% Gross margin  $213 million Adjusted EBITDA  24.3% Adjusted EBITDA margin

52 © 2014 W. R. Grace & Co. Materials Technologies Application Market Dynamics Technology Solutions Offerings  Recovery in US and European markets  Continued growth in emerging regions  Mix of large global and regional customers  Provide improved performance with lower cost  Green technologies  SYLOID® silica matting for industrial coatings  SYLOBLOC® plastics anti-block  LUDOX® colloidal binder  SYLOBEAD® adsorbents for gas drying  Growth / consolidation in pharma and biotech  High cost and long development time for new drugs  Outsourcing to custom manufacturers  Reduce time and cost in drug discovery  Higher purity for bio and pharma applications  VYDAC® silica-based media  Reveleris® chromatography instrumentation  Synthetech® pharmaceutical intermediates  Growth in emerging regions  Convenience  Sustainability  Food & beverage regulations  Prevent spoilage and contamination  New coatings solutions to address move away from BPA epoxy resins  DAREX® coatings and can sealants  Daraform® closure sealants Discovery Sciences Engineered Materials Packaging Technologies

Materials Technologies

Product Strategy Focused on High-Value Specialty Applications


Product Value and Differentiation
Specialty Applications
Semi-specialty Applications
Commodity Applications
(No play zone)

- ~70% of segment sales are generated from high-margin specialty applications
- Continuous product innovation drives margin improvement
- Materials Technologies products translate very well into high-growth emerging markets

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54 © 2014 W. R. Grace & Co. Example: Specialty Silica Innovation The Award-Winning Reveleris® Flash Chromatography Solution Grace differentiated silica Specialty silica consumables Patented instrument for drug discovery Reveleris® Flash Chromatography Solutions 60% 40% Flash Chromatography $130 Million Market Instruments Silica Consumables Reveleris® Flash Chromatography  Leveraged capability as world’s largest manufacturer of specialty silica gel  Combined with detector technology from bolt-on acquisition  Innovation on silica columns to accelerate drug discovery and development  Established a new benchmark for quality in flash purification  Growth rate 25-30% 5% CAGR

55 © 2014 W. R. Grace & Co. Construction Products $7.1 $1.1 $6.4 $14.6 Billion Market Concrete Chemicals Market Specialty Building Materials Market Cement Additives Market CAGR 4-5% 2013 Financial Highlights  $1.1 billion sales  36.0% Gross margin  $184 million Adjusted EBITDA  17.3% Adjusted EBITDA margin

56 © 2014 W. R. Grace & Co. Construction Materials Specialty materials, systems and services that strengthen, enhance and protect structures Business Units Market Dynamics Product Applications Offerings  Mature market recovery, especially US  Emerging region growth and infrastructure build-out  Increasing quality of construction projects  Improves cement quality  Improves efficiency of the grinding process  HEA2® grinding aid  CBA® quality improver  Improves concrete properties such as flow, placement and durability  Improves performance in use  Reduces labor and material costs  ADVA® dispersants  DCI® corrosion inhibitors  STRUX® structural fibers  Products for improving concrete aesthetics  Provides protection to new buildings and infrastructure projects  Repairs and improvements for existing buildings/ infrastructure  Preprufe® commercial foundation waterproofing systems  Ice & Water Shield® residential roofing underlayment systems  PIERI® products for concrete aesthetics Cement Chemicals Concrete Chemicals Building Materials

57 © 2014 W. R. Grace & Co. Construction Products 11.8% 13.0% 13.5% 13.5% 14.1% 13.3% 11.5% 10.3% 9.8% 12.2% 14.3% 0% 4% 8% 12% 16% 0 25 50 75 100 125 150 175 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Operating Income ($M) Operating Margin (%) Mid-cycle operating margin goal: 16-18% Top-of-cycle operating margin goal: 18-20% 0 250 500 750 1000 1250 1500 1750 U.S. Commercial Building Recovering Slowly Commercial Bldg Starts, MM ft2 Source: McGraw Hill Construction, CMFS, Q4 2013 Report 0 100 200 300 400 500 600 2013 Sales in U.S. still 25% Below Prior Peak U.S. Grace Construction Products Sales ($M) -25% US commercial construction recovery to drive further earnings growth and margin improvement

Example: High-Value Application

Preprufe®: The Premier Pre-Applied Waterproofing System

- Product line growth 18% CAGR
- Improved leak prevention through unique adhesive bond
- New product increases quality and contractor productivity
    - ~17% value add delivered
- Specified on major projects throughout the world

Preprufe®
Advanced Bond Technology™



Preprufe

Below Grade Waterproofing



Americas
17%
Asia Pacific
46%
EMEA
37%
$900 Million Market



Museum of Islamic Arts (Qatar)



Milan Metro Line Tunnel (Italy



The Morocco Mall (Morocco)



Las Vegas Airport (USA)

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GRACE

59 © 2014 W. R. Grace & Co. Why Should You Like These Businesses All elements for successful growth are in place  Strong market position  Leading technology Deep customer relationships  Shared material science and formulations expertise Assets levered across the company Why Invest

60 © 2014 W. R. Grace & Co. Fred E. Festa Chairman & Chief Executive Officer Why Invest

61 © 2014 W. R. Grace & Co. Why Invest We will continue to drive shareholder value:  Sales growth: 1.5X GDP, 2X GDP in growth products  Gross margin: 38-40% gross margin  Adjusted EBIT growth: 8-10% per year  Adjusted Free Cash Flow: >$400 million per year  Expected share repurchase: based on capital allocation process (1-5% per year)  Adjusted EBIT ROIC: >30% We maintain our operational intensity by focusing on our opportunities: How Good Can We Be Return on Invested Capital (ROIC)

62 © 2014 W. R. Grace & Co. Why Invest We will deliver on this commitment through:  Talent  Technology, and  Trust – that is earned every day We are committed to growing our business and achieving high returns on invested capital.

63 © 2014 W. R. Grace & Co. For additional information, please visit www.grace.com or contact: J. Mark Sutherland Vice President, Investor Relations +1 410.531.4590 Mark.Sutherland@grace.com David Joseph Finance Manager, Investor Relations +1 410.531.4590 David.Joseph@grace.com

64 © 2014 W. R. Grace & Co. • GRACE®, ACHIEVE®, MIDAS® GOLD, MAGNAPORE®, CONSISTA®, SmART Catalyst System® (Stylized), SYLOID®, SYLOBLOC®, LUDOX®, SYLOBEAD®, DAREX®, DARAFORM®, CBA®, ADVA®, DCI®, STRUX®, PREPRUFE®, ICE & WATER SHIELD®, and PIERI® are trademarks, registered in the United States and/or other countries, of W. R. Grace & Co.-Conn. • VYDAC® and REVELERIS® are trademarks, registered in the United States and/or other countries, of Alltech Associates, Inc. • HEA2® is a trademark, registered in the United States and/or other countries, of W. R. Grace Limited. • TALENT | TECHNOLOGY | TRUST™ is a trademark of W. R. Grace & Co.-Conn. • UNIPOL® is a trademark of The Dow Chemical Company or an affiliated company of Dow. W. R. Grace & Co.-Conn. and/or its affiliates are licensed to use the UNIPOL trademark in the area of polypropylene. • SIX SIGMA® is a trademark, registered in the United States and/or other countries, of Motorola, Inc. • This brochure is an independent publication and is not affiliated with, nor has it been authorized, sponsored, or otherwise approved by IMF, Euromonitor, IHS Global Insight, Global Construction Outlook, Goldman Sachs, and Dow Chemical and its affiliates. • This trademark list has been compiled using available published information as of the publication date of this brochure and may not accurately reflect current trademark ownership or status. © Copyright 2014 W. R. Grace & Co.-Conn. All rights reserved. Trademark notices

65 © 2014 W. R. Grace & Co. Appendices I. Grace Fast Facts II. 2014 Adjusted EBIT Outlook (at February 5, 2014) III. Planning Environment IV. Impact of Deferred Payment Obligations and Share Repurchases on Adjusted Earnings per Share V. Valuation Considerations after Emergence • Warrant Settlement Agreement • Description of Deferred Payment Obligations VI. Business Segment Information • Catalysts Technologies • Materials Technologies • Construction Products VII. Definitions of Non-GAAP Measures VIII. Reconciliations of Adjusted EBITDA to Net Income

66 © 2014 W. R. Grace & Co. 36% 21% 12% 31% 34% 29% 37% Grace Fast Facts (NYSE: GRA)  2013 sales of $3.1 billion  True specialty chemicals business  High value, high margin product portfolio  Strong franchises in large, global markets  Operations in over 40 countries  Global leadership positions  Number 1 or 2 in over 70% of 2013 sales Catalysts Technologies #1 in FCC catalysts #1 in resid hydroprocessing catalysts #1 in independent polyethylene catalysts #2 in polypropylene catalysts #2 in polypropylene process technology licensing Materials Technologies #1 in specialty silica gel #1 in can sealants Construction Products #1 in cement additives #2 in concrete admixtures 2013 Grace Sales 2013 Grace Sales by Region $3.1 billion $3.1 billion Catalysts Technologies Construction Products Materials Technologies North America Europe Middle East Africa Asia Pacific Latin America Appendix I

67 © 2014 W. R. Grace & Co. UNIPOL PP Acquisition  EBIT contribution net of non- recurring costs and year 1 synergies Productivity and Pricing  Cost reduction through productivity programs  Pricing actions in Materials Technologies and Construction Products  Net of currency, rare earth and pension headwinds Organic Growth  Organic growth of 5%-8% based on <3% global GDP growth *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in Appendix VIII. 2014 Adjusted EBIT Outlook: $620 – $660 million (at February 5, 2014) = 2014 Outlook as of February 5, 2014 0 100 200 300 400 500 600 700 2012 2013 2014 Organic Growth Productivity and Pricing $558 $30-40 $620-660 Adjusted EBIT (in millions) $551 Outlook UNIPOL Polypropylene Acquisition ~$30 $30-40 Bottom of the range largely achievable by items under company control Appendix II

68 © 2014 W. R. Grace & Co. Planning Environment 2010-2013 2014-2018 Developed Regions  Weak economic growth  Rebound in growth Emerging Regions  Steady growth with relatively low volatility  Lower growth rates and increased volatility Interest Rates  Historic lows  Rising rates – moderating growth of emerging regions Energy  Oil demand shifting east  Prices relatively stable since 2011 ($100-120/bbl)  North America shifting toward gas – historic low relative to oil  Oil demand continues to shift east  More self-sufficient North America  Global shift toward gas  Alternative feedstocks continue in importance Petrochemicals  Middle East and China investments  Oil primary feedstock  Middle East continues to successfully compete  $100B build out of US gulf coast  Gas and alternative feedstocks Construction  Weak environment following recession in mature markets  Strong rebound in NA construction spending: 2x GDP  Bottoming of European construction Raw Materials  Moderate to low inflation with pockets of volatility (rare earth, natural gas)  Increasing inflation with continued volatility Competitive Intensity  Key competitors achieving targets  Intensity increases – more industry focus on growth Appendix III

69 © 2014 W. R. Grace & Co. 0.00 1.00 2.00 3.00 4.00 5.00 6.00 2011A 2012A 2013A 2014P 2014P Adj EBIT ($MM) 513.3 558.2 550.8 620-660 620-660 DPO interest ($MM) none none none 50 50 Dil shares (MM) 75.5 76.3 77.7 ~79 ~77-78 $4.25 $4.53 $4.39 $4.36 – 4.69 $4.40 – 4.80 Impact of Deferred Payment Obligations and Repurchase Program on Adjusted EPS Adjusted EPS ($/dil share) With buy back 1%-2% increase from share repurchases Without buy back Appendix IV

70 © 2014 W. R. Grace & Co. Valuation Considerations After Emergence Grace has a different balance sheet after emergence. These notes may help investors value Grace after emergence. See Footnote 3 of the company’s 2013 Form 10-K issued on February 27, 2014, for complete pro forma financial disclosures. Debt and debt equivalents at emergence  $900 million in financing for UNIPOL acquisition and general corporate purposes  $100 million in non-U.S. debt  Warrant cash settlement  $490 million current liability at emergence  $319 million net of tax deduction when paid to trust  Debt equivalent until settled in cash (up to one year after emergence)  Deferred payment obligations (DPO) to personal injury asbestos trust  $567 million discounted present value as of February 3, 2014  $369 million discounted present value net of tax deductions when paid to trusts  Non-cash interest will accrue annually at 9.67% rate Net debt at emergence: ~$1.67 billion  Warrant cash settlement plus DPO plus UNIPOL financing plus non-U.S. debt less cash  ~2.1X Adjusted EBITDA outlook for 2014 Net operating losses at emergence  NOL generated at emergence ~$670 million  Additional deduction of $490 million when warrant settled  NOL, warrant deduction and other tax attributes available to offset U.S. Federal taxable income from 2014 through a portion of 2018. Appendix V

71 © 2014 W. R. Grace & Co. Warrant Settlement Agreement  Agreement Terms • Warrant to be settled in cash, not shares – No dilution, no overhang • Settlement collared within a range of $375 to $490 million – $54.50 to $66.00 per share • Asbestos Trust could opt-out of settlement agreement in the event of a publicly announced change-in-control transaction within one year of emergence  At Grace's recent stock price of $101.34(1), warrant valued at $490 million • Cash liability cannot increase above this amount  Accounting Implications • Warrant recorded at fair value at emergence • Current liability on the balance sheet; Debt equivalent until settled in cash (1) At February 28, 2014. Appendix V-A

72 © 2014 W. R. Grace & Co. Description of Deferred Payment Obligations  Grace has agreed to fund the Asbestos PI Trust in part via a series of deferred payments: • $110 million per year for 5 years beginning on January 2, 2019 and each annual anniversary thereafter until 2023 • $100 million per year for 10 years beginning on January 2, 2024 and each annual anniversary thereafter until 2033 • The deferred payments are subordinated and junior in right of payment, and in all other respects to Grace’s senior indebtedness including any refinanced senior indebtedness and are backed by 50.1% of Grace common stock in order to meet 524(g) requirements • Grace recorded the liability on a present value basis ($567 million present value as of 2/3/14 using a 9.67% discount rate)  Grace has also agreed to fund the Asbestos PD Trust via a payment every six months in the amount of non-ZAI PD claims allowed during the preceding six months plus interest and, except for the first six months, the amount of PD Trust expenses for the preceding six months. Grace has recorded a liability for probable payments to the PD Trust.  Grace will also pay $30 million in cash on February 3, 2017, as part of its ZAI settlement • The present value of the deferred ZAI payment is $27 million at a 3.00% discount rate • Grace is also obligated to make up to 10 contingent deferred payments of $8 million per year during the 20–year period beginning on the fifth anniversary of the effective date of the Plan if the value of ZAI assets falls below $10 million during the preceding year. These payments are not probable. Appendix V-B

73 © 2014 W. R. Grace & Co.  Refining Technologies • Fluid cracking catalysts (FCC) that enable petroleum refiners to improve yields and product quality of transportation fuels and other petrochemical products • FCC additives provide environmental solutions for refinery emissions; improve yields of light olefins; allow refiners to meet gasoline sulfur limits  Advanced Refining Technologies(1) • Hydroprocessing catalysts through ART, our joint venture with Chevron, to customers in the petroleum refining industry worldwide for resid hydrotreating, hydrocracking and distillate hydrotreating applications  Specialty Catalysts, Supports and Licensing • Polyolefin catalysts and components for advanced plastics • Chemical catalysts and supports for specialty chemicals Catalysts Technologies Key Financials ($ in millions) Segment Overview Catalysts Technologies 38% 2011 2012 2013 Volume 3.1% 2.5% -3.2% Price 30.8% -5.4% -9.0% Currency 3.3% -3.0% 0.8% Total 37.2% -5.9% -11.4% Factors Driving Revenues (compared with prior year) 982 1,347 1,268 1,124 36.7% 39.8% 41.0% 40.1% 0% 10% 20% 30% 40% 50% $0 $250 $500 $750 $1,000 $1,250 $1,500 2010 2011 2012 2013 288 441 448 382 29.3% 32.8% 35.3% 34.0% 0% 10% 20% 30% 40% $0 $100 $200 $300 $400 $500 2010 2011 2012 2013 Note: Rare earth surcharge pricing increased sales by approximately $280 million, $110 million and $15 million in 2011, 2012 and 2103 , respectively Sales and Gross Margin Adjusted EBITDA (1) HPC applications served through the company’s Advanced Refining Technologies (ART) joint venture. Appendix VI-A SEGMENT OVERVIEW AND KEY FINANCIALS

74 © 2014 W. R. Grace & Co. 25% 42% 6% 27% 23% 35% 9% 33% 26% 74% Catalyst Technologies Sales by Product Line by Region $1.124 billion $292 million Specialty Catalysts and Supports: $292 million Refining Catalysts: $832 million North America Western Europe Emerging Regions Developed Asia $832 million Refining Catalysts Specialty Catalysts and Supports North America Western Europe Emerging Regions Developed Asia Appendix VI-A 2013 SALES BY PRODUCT LINE AND REGION

75 © 2014 W. R. Grace & Co.  Refining Technologies  Demand for transportation fuels and plastics  Shift in end use demand and refining capacity from mature to emerging markets  Tightening of global environmental regulations and legislation for cleaner transportation fuels  Increasing trend towards opportunity crude processing and diesel maximization  Continuing drive by refiners to upgrade lower quality feedstocks  Alternative feedstocks and on-purpose monomer production create demand for advanced catalyst systems  Specialty Catalysts  Major plastics producers in North America, Middle East and Asia adding capacity to leverage their feedstock position  Growth in specialty, premium priced plastics  Environmental concerns regarding phthalates Catalysts Technologies Industry Drivers Long Term Outlook and Strategy  Invest to capitalize on emerging region growth  Invest in FCC technology in emerging regions  Strengthen relationships with refiners  Abu Dhabi – Joint venture  China – Noblestar acquisition  Leverage PE/PP technology and capacity investments globally  Extend product and manufacturing technology into adjacent spaces (chemical/biochemical) and invest to meet customer technology and service requirements Catalysts Technologies 38% Appendix VI-A BUSINESS OVERVIEW

76 © 2014 W. R. Grace & Co.  Integrated oil refiners  National and state owned oil companies  Independent refiners and marketers  Plastics manufacturers  Ability to tailor catalysts to meet varying crude oil and refinery product yield objectives  Technological expertise that allows the Company to design products that help customers create value in their industries  Global direct sales force maintains close relationships with customers that enables the Company to be responsive to the various needs of a geographically diverse customer base  Broadest product offering of polyolefin technologies of any independent PE/PP catalyst producer  Long history of customer relationships – the Company is typically the first resource for new polyolefin catalyst development Catalysts Technologies Overview of Key Customers Key Competitive Advantages Catalysts Technologies 38% Appendix VI-A BUSINESS OVERVIEW

77 © 2014 W. R. Grace & Co.  Engineered Materials • Specialized silica-based materials used as process aids and additives for the paint, plastics, toothpaste, beer, edible oil, food and cosmetic segments • Multifunctional additives for use in rubber, tire, paper, metal casting and windows; adsorbent products for natural gas drying applications • Pharmaceutical and life science products including silica-based separation media and excipients  Packaging Technologies  Formulated coatings and sealants for metal cans and closures used in food, beverage, personal care and industrial applications Materials Technologies Segment Overview 2011 2012 2013 Volume -1.3% 1.7% 0.8% Price 4.6% 1.8% 2.1% Currency 3.2% -4.6% -1.1% Total 6.5% -1.1% 1.8% Factors Driving Revenues (compared with prior year) Key Financials ($ in millions) Sales and Gross Margin Adjusted EBITDA 819 873 863 879 34.7% 33.2% 33.1% 34.6% 0% 10% 20% 30% 40% $0 $200 $400 $600 $800 $1,000 2010 2011 2012 2013 192 190 192 213 23.4% 21.7% 22.2% 24.3% 0% 5% 10% 15% 20% 25% $0 $50 $100 $150 $200 $250 2010 2011 2012 2013 SEGMENT OVERVIEW AND KEY FINANCIALS Appendix VI-B

78 © 2014 W. R. Grace & Co. 44% 56% Sales by Product Line by Region $879 million Packaging Technologies $384 million Engineered Materials: $495 million Engineered Materials Packaging Technologies 20% 55% 8% 17% 39% 32% 6% 23% $384 million North America Western Europe Emerging Regions Developed Asia $495 million North America Western Europe Emerging Regions Developed Asia Appendix VI-B Materials Technologies 2013 SALES BY PRODUCT LINE AND REGION

BUSINESS OVERVIEW

Materials Technologies

Appendix VI-B

Product Strategy and Industry Drivers

- ~70% of segment sales are generated from high-margin specialty applications
- Continuous product innovation drives margin improvement as higher-margin new products compete for capacity against lower-margin products
  - Segment EBIT margin of more than 20%
- Pharma patent expirations fueling new biotech and generic drug development
- Regulatory changes driving growth of sustainable technologies
- Growth of alternative fuels

Long Term Outlook and Strategy

- Higher value products translate very well into high-growth emerging markets
  - ~80% of sales outside of North America
- Leverage global manufacturing, innovation and technology capabilities to expand customer base
- Expand core capabilities into new segments
- Commercialize new BPA non-intent coating products, silicas for silicas for plastic antiblock applications and products for natural gas drying applications
- Optimize materials portfolio to enable alternative fuel purification

79

© 2014 W. R. Grace & Co.

GRACE

80 © 2014 W. R. Grace & Co.  Strong technology base and market positions  Broad scope of industries with high value niches  Strong application knowledge and technical service programs  Proven innovation in material sciences, instrumentation and laboratory consumables  Global footprint to support emerging regions growth Materials Technologies BUSINESS OVERVIEW Overview of Key Customers Key Competitive Advantages Grace’s Broadest and Most Global Segment  Paint and coatings companies  Metal, food and beverage packaging companies  Consumer product companies  Plastics manufacturers  Pharmaceutical and biotech companies Products you use everyday… Toothpaste Abrasive Tire Reinforcer Furniture Coating Beer Clarification Beverage can Coating and Sealant Window Desiccant Pharma Drug Formulation Pharma Manufacturing Appendix VI-B

81 © 2014 W. R. Grace & Co. Segment Overview Factors Driving Revenues (compared with prior year) Key Financials ($ in millions) Sales and Gross Margin Adjusted EBITDA SEGMENT OVERVIEW AND KEY FINANCIALS Appendix VI-B Construction Products 873 992 1,025 1,058 34.8% 33.8% 35.2% 36.0% 0% 10% 20% 30% 40% $0 $250 $500 $750 $1,000 $1,250 2010 2011 2012 2013 122 131 158 184 14.0% 13.2% 15.4% 17.3% 0% 5% 10% 15% 20% $0 $50 $100 $150 $200 2010 2011 2012 2013 2011 2012 2013 Volume 7.7% 4.6% 3.7% Price 3.0% 1.9% 1.9% Currency 2.9% -3.2% -2.3% Total 13.6% 3.3% 3.3%  Specialty Construction Chemicals • Dispersants that improve concrete flow, placement and strength • Quality improvers and grinding aids that enhance cement producer efficiencies  Specialty Building Materials • Waterproofing for below grade and horizontal deck applications • Residential roofing underlayments and flashing • Fire protection materials

82 © 2014 W. R. Grace & Co. 35% 66% Construction Products Sales by Product Line by Region $1.058 billion Specialty Building Materials: $370 million Specialty Construction Chemicals: $688 million Specialty Construction Chemicals Specialty Building Materials 16% 20% 9% 55% 13% 44% 11% 32% $370 million North America Western Europe Emerging Regions Developed Asia $688 million North America Western Europe Emerging Regions Developed Asia Appendix VI-C 2013 SALES BY PRODUCT LINE AND REGION

83 © 2014 W. R. Grace & Co.  Mature market recovery  Urbanization of emerging markets  Increasing sophistication of building codes and practices Construction Products BUSINESS OVERVIEW Long Term Outlook Industry Drivers Global Cement Consumption (millions)  Leverage existing footprint as global market recovery takes hold  Invest in emerging markets  Drive global technology transfer from mature to emerging markets  Develop new products and services to further differentiate Grace in the marketplace Source: The Global Cement Report, 10th ed, Tradeship Publications Ltd and Portland Cement Association, 9-Aug-2013 Construction Products 34% 2 ,3 3 9 2 ,5 7 0 2 ,7 6 5 2 ,8 3 2 3 ,0 0 0 3 ,3 1 2 3 ,5 8 5 3 ,7 3 6 3 ,8 7 1 4 ,0 2 7 4 ,1 9 3 4 ,3 6 8 0 1,000 2,000 3,000 4,000 5,000 2005 2007 2009 2011 2013E 2015E To n n e s Appendix VI-C

84 © 2014 W. R. Grace & Co. 15% 8% 8% 4% 66% $6.8 billion 18% 6% 5% 69% $1.0 billion Cement Additives Concrete Admixtures  Global sales and technical support team with personnel based in over 40 countries  Leadership position to compete with global, regional and local construction material suppliers  Reputation as industry innovation leader Construction Products Overview of Key Customers Key Competitive Advantages  No customer greater than 6% of revenue  Concrete producers  Cement manufacturers  Contractors, engineers, architects, municipalities and other owners of large infrastructure facilities BASF Sika 2%Chryso Other Grace BASF Sika Chryso Grace Other Construction Products 34% Appendix VI-C 2012 Global Market Position BUSINESS OVERVIEW

85 © 2014 W. R. Grace & Co. Definitions of Non-GAAP Measures Non-GAAP Financial Terms Adjusted EBIT means net income adjusted for interest income and expense, income taxes, costs related to Chapter 11, asbestos-related costs, restructuring expenses and related asset impairments, pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits, certain income and expense items related to divested businesses, product lines, and certain other investments and gains and losses on sales of businesses, product lines, and certain other investments. In the 2013 first quarter, we also adjusted for the currency transaction loss incurred on our Venezuelan cash balances of $6.9 million. Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization. Adjusted Free Cash Flow means net cash provided by or used for operating activities minus capital expenditures plus the net cash flow from costs related to Chapter 11, cash paid to resolve contingencies subject to Chapter 11, accelerated payments under defined benefit pension arrangements, and expenditures for asbestos-related items. Grace uses Adjusted Free Cash Flow as a liquidity measure to evaluate its ability to generate cash to support its ongoing business operations, to invest in its businesses, and to provide a return of capital to shareholders. Adjusted Earnings Per Share (EPS) means Diluted EPS adjusted for costs related to Chapter 11, asbestos-related costs, restructuring expenses and related asset impairments, pension costs other than service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits, certain income and expense items related to divested businesses, product lines, and certain other investments and gains and losses on sales of businesses, product lines, and certain other investments, and certain discrete tax items.. Adjusted EBIT Return On Invested Capital means Adjusted EBIT (on a trailing four quarters basis) divided by the sum of net working capital, properties and equipment and certain other assets and liabilities. We use Adjusted EBIT as a performance measure in significant business decisions and in determining certain incentive compensation. We use Adjusted EBIT as a performance measure because it provides improved period-to-period comparability for decision making and compensation purposes, and because it better measures the ongoing earnings results of our strategic and operating decisions by excluding the earnings effects of our Chapter 11 proceedings, asbestos liabilities, restructuring activities, and divested businesses. Adjusted EBIT, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted EPS, and Adjusted EBIT Return On Invested Capital do not purport to represent income measures as defined under U.S. GAAP, and should not be used as alternatives to such measures as an indicator of our performance. These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of our financial results, and to ensure that investors understand the information we use to evaluate the performance of our businesses. We have provided in the following tables a reconciliation of these non-GAAP measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Adjusted EBIT has material limitations as an operating performance measure because it excludes Chapter 11- and asbestos-related costs and may exclude income and expenses from restructuring activities and divested businesses, which historically have been material components of our net income. Adjusted EBITDA also has material limitations as an operating performance measure because it excludes the impact of depreciation and amortization expense. Our business is substantially dependent on the successful deployment of capital, and depreciation and amortization expense is a necessary element of our costs. We compensate for the limitations of these measurements by using these indicators together with net income as measured under U.S. GAAP to present a complete analysis of our results of operations. Adjusted EBIT and Adjusted EBITDA should be evaluated together with net income measured under U.S. GAAP for a complete understanding of our results of operations. Appendix VII

86 © 2014 W. R. Grace & Co. Reconciliation of Adjusted EBITDA to Net Income * Due to its bankruptcy, Grace had significant intercompany loans between its non-U.S. subsidiaries and its U.S. debtor subsidiaries that are not related to its operating activities. In addition Grace had accumulated significant cash balances during its bankruptcy. The intercompany loans were paid when Grace emerged from bankruptcy, and excess cash balances were used to fund a significant portion of Grace’s emergence from bankruptcy. Accordingly, income and expense items related to the intercompany loans and the cash balances are categorized as costs related to Chapter 11. Appendix VIII